SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2006

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of June 1, 2006, providing for the issuance of
Mortgage Pass-Through Certificates, Series 2006-HE2)

Mortgage Asset Securitization Transactions Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-130373-05	06-1204982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1285 Avenue of the Americas New York, New York	10019

Registrant’s telephone number, including area code: (212) 713-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- Completion of Acquisition of Disposition of Assets

Item 2.01. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On June 29, 2006, a single series of certificates, entitled MASTR Asset-Backed Securities Trust 2006-HE2, Mortgage Pass-Through Certificates (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of June 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among Mortgage Asset Securitization Transactions, Inc. as depositor (the “Depositor”), Wells Fargo Bank, N.A. as servicer (the “Servicer”), Wells Fargo Bank, N.A as master servicer and trust administrator (the “Master Servicer” and the “Trust Administrator”) and U.S. Bank National Association as trustee (the “Trustee”). The Certificates consist of twenty classes of certificates (collectively, the “Certificates”), designated as the “Class A-1 Certificates”, “Class A-2 Certificates”, “Class A-3 Certificates”, “Class A-4 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class M-10 Certificates”, “Class M-11 Certificates”, “Class CE Certificates”, “Class P Certificates”, “Class R Certificates” and “Class R-X Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool”) of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate Stated Principal Balance of $572,028,000 as of June 1, 2006 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Assignment and Recognition Agreement, dated June 29, 2006, among UBS Real Estate Securities Inc. (“UBSRES”), the Depositor and New Century Mortgage Corporation (“New Century”), the Assignment and Recognition Agreement, dated June 29, 2006, among UBSRES, the Depositor and People’s Choice Home Loan, Inc. (“People’s Choice”), the Assignment and Recognition Agreement, dated June 29, 2006, among UBSRES, the Depositor and Mandalay Mortgage (“Mandalay”), the Assignment and Recognition Agreement, dated June 29, 2006, among UBSRES, the Depositor and First Street Financial, Inc. (“First Street”), the Assignment and Recognition Agreement, dated June 29, 2006, among UBSRES, the Depositor and Fremont Investment & Loan (“Fremont”), the Assignment and Recognition Agreement, dated 29, 2006, among UBSRES, the Depositor and American Lending Group (“American Lending”), the Assignment and Recognition Agreement, dated June 29, 2006, among UBSRES, the Depositor and Option One Mortgage Corporation (“Option One”) (collectively, the “Assignment Agreements”). The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates and the Class M-9 Certificates (the “Publicly Offered Certificates”) were sold by the Depositor to UBS Securities LLC (the “Underwriter”), pursuant to an Underwriting Agreement, dated June 8, 2006 (the “Underwriting Agreement”) between the Depositor and the Underwriter.

The Publicly Offered Certificates have the following initial Certificate Balances and Pass-Through Rates:

Designation	Pass-Through Rate	Initial Aggregate Certificate Principal Balance
Class A-1	Variable	$263,600,000
Class A-2	Variable	$66,200,000
Class A-3	Variable	$93,320,000
Class A-4	Variable	$43,591,000
Class M-1	Variable	$21,830,000
Class M-2	Variable	$20,356,000
Class M-3	Variable	$11,801,000
Class M-4	Variable	$10,325,000
Class M-5	Variable	$10,030,000
Class M-6	Variable	$8,850,000
Class M-7	Variable	$8,555,000
Class M-8	Variable	$7,670,000
Class M-9	Variable	$5,900,000

The Certificates, other than the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated June 8, 2006 and the Prospectus to which it relates, dated April 18, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-10 Certificates, the Class M-11 Certificates, the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9- Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

1.  Not applicable

2.  Not applicable

3.  Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of June 8, 2006 between the Depositor and the Underwriter, relating to the Series 2006-HE2 Certificates.
4.1
Pooling and Servicing Agreement, dated as of June 1, 2006, by and among Mortgage Asset Securitization Transactions, Inc. as depositor (the “Depositor”), Wells Fargo Bank, N.A. as servicer (the “Servicer”) master servicer and trust administrator and U.S. Bank National Association as trustee (the “Trustee”), relating to the Series 2006-HE2 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 13, 2006

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

By:	/s/ Kathleen Parekh
Name:	Kathleen Parekh
Title:	Executive Director

By:	/s/ Anthony Beshara
Name:	Anthony Beshara
Title:	Associate Director

Index to Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of June 8, 2006 between the Depositor and the Underwriter, relating to the Series 2006-HE2 Certificates.
4.1

Pooling and Servicing Agreement, dated as of June 1, 2006, by and among Mortgage Asset Securitization Transactions, Inc. as depositor (the “Depositor”), Wells Fargo Bank, N.A. as servicer (the “Servicer”) master servicer and trust administrator and U.S. Bank National Association as trustee (the “Trustee”), relating to the Series 2006-HE2 Certificates.